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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): June 12, 2001

                             NETSCOUT SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0000-26251           04-2837575
-------------------------------          ------------       -------------------
(State or Other Jurisdiction of          (Commission          (IRS Employer
         Incorporation)                  File Number)       Identification No.)


        4 Technology Park Drive
        Westford, Massachusetts                                        01886
---------------------------------------                              ----------
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (978) 614-4000


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Item 5.       OTHER EVENTS.

         On June 12, 2001, NetScout Systems, Inc. issued a press release announcing that it will offer its nGenius Probes directly or through channel partners to Cisco Systems, Inc. customers, in lieu of a previous private label arrangement. Cisco will no longer resell these products under the Cisco SwitchProbe private label. A copy of the press release is attached hereto as
EXHIBIT 99.1.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable

            (b) PRO FORMA FINANCIAL INFORMATION.  Not Applicable

            (c) EXHIBITS.

EXHIBIT NO.          DESCRIPTION

99.1                 Press Release dated as of June 12, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NETSCOUT SYSTEMS, INC.

June 19, 2001

                                             By: /s/ David P. Sommers
                                                 ------------------------------
                                                 David P. Sommers
                                                 Chief Financial Officer and
                                                 Senior Vice President,
                                                 General Operations


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated as of June 12, 2001.